UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

Med One Oak, Inc.
(Exact name of registrant as specified in its charter)

DE	000-49999	13-4025362
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9201 Pinecroft, The Woodlands, TX	77380
(address of principal executive offices)	(zip code)

281-253-3773
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current report on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K filed by Med One Oak, Inc. (the “Company”) with the Securities and Exchange Commission on January 29, 2013 (the “Original Report”), as amended by the Current Report on Form 8-K/A filed on February 28, 2013. Amendment No. 2 supplements the disclosures provided in Item 4.01 of the Original Report, as amended.

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous Independent Auditors:

i.
On January 10, 2013, Med One Oak, Inc. (the “Company”) was informed that its registered independent public accountant, Peter Messineo, CPA, of Palm Harbor Florida (“PM”), declined to stand for re-election.

ii.
PM's report on the Company’s consolidated financial statements for each of the past two years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

iii.	The Company’s Board of Directors participated in and approved the decision to accept PM’s declination and to change independent accountants.

iv.
Through the period covered by the financial audit for the years ended December 31, 2011 and 2010 and including its review of financial statements of the quarterly periods through September 30, 2012 and through January 10, 2013, there have been no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM, would have caused it to make a reference thereto in its report. During the years ended December 31, 2011 and 2010 and the interim period through January 10, 2013, the Company has had no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K.

v.
The Company provided a copy of the foregoing disclosures to PM prior to filing this Report and requested that PM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A. The Company has authorized PM to respond fully to the inquiries of its successor accountant.

(b) New Independent Accountants:

i.
On January 10, 2013, the Company engaged Pannell Kerr Forster of Texas, P.C. of Houston, Texas (“PKF”), as its new registered independent public accountant. During the years ended December 31, 2011 and 2010 and prior to January 10, 2013 (the date of the new engagement), the Company did not consult with PKF regarding (i) the application of accounting principles to a specified transaction i.e. then completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by PKF, in either case where written or oral advice provided by PKF would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (iii) any other matter that was the subject of a disagreement between the Company and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Peter Messineo, CPA, dated April 5, 2013, addressed to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MED ONE OAK, INC.

Dated: April 5, 2013	/s/ Ivan Wood, Jr.
IVAN WOOD, JR.
Chief Executive Officer